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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 9, 2004
                                                          --------------


                               THE SCOTTS COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Ohio                          1-11593              31-1414921
---------------------------------         ------------       -------------------
  (State or other jurisdiction            (Commission           (IRS Employer
of incorporation or organization)         File Number)       Identification No.)



                  14111 Scottslawn Road, Marysville, Ohio 43041
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (937) 644-0011
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


                     Index to Exhibits is located on page 4.



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Item 7.    Financial Statements and Exhibits

           (a)    Financial Statements - Not Applicable

           (b)    Pro Forma Financial Information - Not Applicable

           (c)    Exhibits

                  Exhibit No.       Description
                  -----------       -----------

                      99 Press Release issued by The Scotts Company on August 9, 2004.


Item 9.    Regulation FD Disclosure.

           On August 9, 2004, The Scotts Company issued a news release announcing the execution of a definitive agreement to acquire Smith & Hawken, Ltd. A copy of this news release is filed as Exhibit 99 to this Current Report on Form 8-K and incorporated herein by reference.

           The information in this Current Report on Form 8-K, including Exhibit 99 furnished herewith, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE SCOTTS COMPANY


Dated:  August 9, 2004                     By: /s/ Christopher L. Nagel
                                               -------------------------------
                                                 Christopher L. Nagel
                                                 Executive Vice President and
                                                 Chief Financial Officer



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                                INDEX TO EXHIBITS

                           Current Report on Form 8-K
                              Dated August 9, 2004



   Exhibit No.                            Description
   -----------                            -----------
       99         Press Release issued by The Scotts Company on August 9, 2004.




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